UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2022

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11316	38-3041398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 International Circle,

Suite 200

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	OHI	New York Stock Exchange

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of January 27, 2022, the Board of Directors (the “Board”) of Omega Healthcare Investors, Inc. (“Omega” or the “Company”) adopted an amendment and restatement of the Company’s Amended and Restated Bylaws (as so amended and restated, the “Bylaws”). The Bylaws were amended and restated to, among other things, provide for voting “for” and “against” director nominees, set forth provisions regarding the conduct of stockholder meetings, and provide procedures for meetings of the Board during the existence of emergency conditions.

The foregoing description of the Bylaws is not complete and is qualified in its entirety by reference to the full text of the Bylaws, as amended and restated, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 27, 2022, the Company issued a press release announcing that its Board approved a stock repurchase program authorizing Omega to purchase up to $500 million of its common stock, par value $0.10 per share, from time to time through March 31, 2025.

Stock may be repurchased in open market or in privately negotiated transactions, and the amount and timing of any repurchases, will be dependent on various factors, including market conditions and corporate and regulatory considerations. Omega intends to finance any stock repurchases through cash flow from operations, balance sheet cash, planned asset sales, and/or borrowings under Omega’s revolving credit facility.

The information furnished in Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of the Exchange Act, or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Bylaws of Omega Healthcare Investors, Inc., as of January 27, 2022
99.1	Press Release dated January 27, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: January 27, 2022	By:	/s/ Gail D. Makode
Gail D. Makode
Chief Legal Officer, General Counsel